UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 10, 2020

Schrödinger, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39206	95-4284541
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 West 45th Street, 17th Floor New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 295-5800

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SDGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 10, 2020, Schrödinger, Inc. (the “Company”) filed a restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the closing of the Company’s initial public offering (the “IPO”). The Company’s board of directors and stockholders previously approved the Restated Certificate to be filed in connection with, and to be effective upon, the closing of the IPO.

The Restated Certificate amends and restates the Company’s certificate of incorporation in its entirety to, among other things: (i) increase the authorized number of shares of common stock, $0.01 par value per share (the “Common Stock”) to 500,000,000 shares and decrease the authorized number of shares of limited common stock, $0.01 par value per share (the “Limited Common Stock”), to 100,000,000 shares; (ii) eliminate all references to the previously existing series of preferred stock; (iii) authorize 10,000,000 shares of undesignated preferred stock that may be issued from time to time by the Company’s board of directors in one or more series; (iv) establish a classified board of directors, divided into three classes, each of whose members will serve for staggered three-year terms; (v) provide that prior to the first date on which the Bill & Melinda Gates Foundation Trust, Schrodinger Equity Holdings, LLC, D. E. Shaw & Co., L.P., D. E. Shaw Technology Development, LLC and D. E. Shaw Valence Portfolios, L.L.C. and their respective successors and affiliates cease collectively to beneficially own more than 40% of the Company’s outstanding shares of Common Stock and Limited Common Stock (the “Trigger Date”), directors may be removed from office with or without cause by the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares of Common Stock, and on or after the Trigger Date, directors may be removed only for cause and only by the affirmative vote of the holders of at least a majority of the voting power of all outstanding shares of Common Stock; (vi) provide that any vacancy on the Company’s board of directors, including a vacancy resulting from an enlargement of its board of directors, may be filled only by vote of a majority of directors then in office; (vii) eliminate the ability of the Company’s stockholders to take action by written consent in lieu of a meeting, except that, prior to the Tigger Date, the stockholders may take action by written consent in lieu of a meeting solely for the purpose of removing a director from office with or without cause; (viii) provide that special meetings of the stockholders can only be called by the Company’s board of directors or by the Company’s secretary at the request of the holders of at least 25% of the outstanding shares of the Company’s Common Stock and Limited Common Stock; and (ix) provide that, unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the federal district court for the District of Delaware) shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of breach of fiduciary duty owed by any current or former director, officer, other employee or stockholder of the Company to the Company or its stockholders, (c) any action asserting a claim arising pursuant to any provision of the General Corporation Law of the State of Delaware or as to which the General Corporation Law of the State of Delaware confers jurisdiction on the Court of Chancery of the State of Delaware or (d) any action asserting a claim arising pursuant to any provision of the Restated Certificate or bylaws of the Company (in each case, as they may be amended from time to time) or governed by the internal affairs doctrine, provided, however, that these choice of forum provisions shall not apply to suits brought to enforce a duty or liability created by the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or any other claim for which federal courts have exclusive jurisdiction.

The foregoing description of the amendments made by the Restated Certificate is qualified by reference to the Restated Certificate, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

On February 10, 2020, the amended and restated bylaws of the Company (the “Amended and Restated Bylaws”), which were previously approved by the Company’s board of directors, became effective upon the closing of the IPO. The Amended and Restated Bylaws amend and restate the Company’s bylaws in their entirety to, among other things: (i) eliminate the ability of the Company’s stockholders to take action by written consent in lieu of a meeting, except that, prior to the Trigger Date, the stockholders may take action by written consent in lieu of a meeting solely for the purpose of removing a director from office with or without cause; (ii) establish procedures relating to the presentation of stockholder proposals at stockholder meetings; (iii) establish procedures relating to the nomination of directors; (iv) provide that special meetings of the stockholders can only be called by the Company’s board of directors or by the Company’s secretary at the request of the holders of at least 25% of the outstanding shares of the Company’s Common Stock and Limited Common Stock; and (v) conform to the provisions of the Restated Certificate.

The foregoing description of the amendments made by the Amended and Restated Bylaws is qualified by reference to the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits:

Exhibit No.	Description

3.1	Restated Certificate of Incorporation of Schrödinger, Inc.

3.2	Amended and Restated Bylaws of Schrödinger, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHRÖDINGER, INC.

Date: February 10, 2020	By:	/s/ Ramy Farid
	Name:	Ramy Farid
	Title:	President and Chief Executive Officer